Restricted cash	12 Months Ended
Dec. 31, 2019
Restricted Cash [Abstract]
Restricted cash
6.	Restricted cash
Restricted cash mainly represents the cash proceeds from the exercise of share options by the Company’s employee, executives and directors held in a bank account which have yet to be transmitted to them.

	As of December 31,
	2018	2019
Restricted cash for exercise of share options to be transmitted to employees	—	1,716
Cash deposit held in designated bank account	—	100
Total restricted cash	—	1,816